UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2020
____________________________________________

UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________

Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation (the “Company”) issued a press release on August 5, 2020, discussing its results for the quarter ended June 30, 2020. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders (the "2020 Annual Meeting"), held August 4, 2020, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2021.

As of June 9, 2020, the Company had 24,480,498 shares of common stock outstanding, each of which was entitled to one vote per share. The majority of shares entitled to vote constituted a quorum.

The Company’s shareholders voted as follows:

Proposal 1 - Election of Directors.

	For	Withheld	Broker Non-Votes

George C. Freeman, III	19,396,771	442,423	2,685,720

Lennart R. Freeman	19,578,655	260,539	2,685,720

Jacqueline T. Williams	19,542,585	296,609	2,685,720

Mrs. Williams and Messrs. G. Freeman and L. Freeman were elected to three-year terms. The terms of office of the following directors continued after the 2020 Annual Meeting: Diana F. Cantor, Thomas H. Johnson, Michael T. Lawton, Robert C. Sledd, and Thomas H. Tullidge, Jr. At the conclusion of the 2020 Annual Meeting, Mr. Eddie N. Moore, Jr. retired from the Board of Directors.

Proposal 2 - Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

19,279,894	487,086	72,214	2,685,720

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2021.

For	Against	Abstain	Broker Non-Votes

22,048,908	458,585	17,421	—

Item 8.01.	Other Events.

Effective August 4, 2020, the Company's Board of Directors appointed Thomas H. Johnson as the Lead Independent Director to serve until the Company's next Annual Meeting of Shareholders to be held August 3, 2021.

On August 5, 2020, the Company issued a press release announcing a quarterly dividend for the Company’s common stock. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated August 5, 2020, announcing financial results for the quarter ended June 30, 2020.

	99.2	Press release dated August 5, 2020, announcing quarterly dividend.

	101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 5, 2020	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated August 5, 2020, announcing financial results for the quarter ended June 30, 2020.

99.2	Press release dated August 5, 2020, announcing quarterly dividend.

101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith